UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 21, 2009

Health Net, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12718	95-4288333
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

21650 Oxnard Street, Woodland Hills, California		91367
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(818) 676-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

Amended and Restated Executive Officer Incentive Plan.

On May 21, 2009, at the 2009 annual meeting of stockholders (the "2009 Annual Meeting") of Health Net, Inc., a Delaware corporation (the "Company"), the stockholders of the Company approved the Company’s Amended and Restated Executive Officer Incentive Plan (the "2009 Officer Plan"). On February 17, 2009, the Board of Directors and the Compensation Committee of the Company approved the adoption of the 2009 Officer Plan, subject to approval by the Company’s stockholders at the 2009 Annual Meeting. The primary purpose of the amendment and restatement of the 2009 Officer Plan is to (i) clarify the maximum aggregate cash award that can be paid to any participant under the 2009 Officer Plan during any calendar year, (ii) provide the Compensation Committee with the discretion to make certain adjustments to performance goals, subject to the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"), and (iii) obtain stockholder approval of the material terms of the performance criteria under the 2009 Officer Plan for an additional five (5) years in accordance with the requirements of Section 162(m). The 2009 Officer Plan became effective immediately upon stockholder approval. A summary of the principal features of the 2009 Officer Plan can be found in the Company’s Definitive Proxy Statement filed on April 8, 2009.

Amendment to the 2006 Long-Term Incentive Plan.

On May 21, 2009, at the 2009 Annual Meeting, the stockholders of the Company approved an amendment to the Company’s 2006 Long-Term Incentive Plan (the "2006 Plan"). On March 5, 2009, the Board of Directors and the Compensation Committee of the Company adopted the amendment to the 2006 Plan, certain provisions of which were subject to approval by the Company’s stockholders at the 2009 Annual Meeting. The primary purpose of the amendment is to (i) increase the number of shares of common stock of the Company reserved for issuance under the 2006 Plan by 7,000,000 shares, from 6,750,000 shares to 13,750,000 shares of common stock, (ii) reduce the term of stock options granted under the 2006 Plan in the future, from ten years to seven years, and (iii) make certain other changes that were not subject to stockholder approval, including reducing the fungible share pool ratio and other clarifying changes. The provisions of the amendment to the 2006 Plan requiring stockholder approval became effective immediately upon stockholder approval, while the remaining provisions of the amendment became effective on March 5, 2009. A summary of the principal features of the 2006 Plan (as amended by the amendment) can be found in the Company’s Definitive Proxy Statement filed on April 8, 2009.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Health Net, Inc. Amended and Restated Executive Officer Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement filed on April 8, 2009).

10.2 Amendment Number Two to the Health Net, Inc. 2006 Long-Term Incentive Plan (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement filed on April 8, 2009).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Net, Inc.

May 22, 2009	By:	/s/ Linda V. Tiano

Name: Linda V. Tiano
Title: Senior Vice President, General Counsel and Secretary